--------------------------------------------------------------------------------
              THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
          AT 5:00 P.M., NEW YORK CITY TIME, ON                , 1998,
                    UNLESS EXTENDED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                             KNOLOGY HOLDINGS, INC.

                             LETTER OF TRANSMITTAL

   OFFER TO EXCHANGE ITS 11- 7/8% SENIOR DISCOUNT NOTES DUE OCTOBER 15, 2007
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
              11- 7/8% SENIOR DISCOUNT NOTES DUE OCTOBER 15, 2007
             PURSUANT TO THE PROSPECTUS DATED                , 1998

                 The Exchange Agent for the Exchange Offer is:
                    UNITED STATES TRUST COMPANY OF NEW YORK

                BY FACSIMILE:                                         BY MAIL:
                (212) 780-0592                         United States Trust Company of New York
          Attention Customer Service                        P O. Box 843, Cooper Station
    Confirm by Telephone to (800) 548-6565                    New York, New York 10276
                                                         Attention Corporate Trust Services
          BY HAND BEFORE 4:30 P.M.:               BY OVERNIGHT COURIER AND BY HAND AFTER 4:30 P.M.:
   United States Trust Company of New York             United States Trust Company of New York
                 111 Broadway                                 770 Broadway, 13th Floor
           New York, New York 10006                           New York, New York 10003
            Attention Lower Level
            Corporate Trust Window

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER
    OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF
                           TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

     This Letter of Transmittal is to be completed by holders of Senior Discount Notes (as defined below) either if Senior Discount Notes are to be forwarded herewith or if tenders of Senior Discount Notes are to be made by book-entry transfer to an account maintained by United States Trust Company of New York (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Senior Discount Notes" in the Prospectus.

     Holders of Senior Discount Notes whose certificates (the "Certificates") for such Senior Discount Notes are not immediately available or who cannot deliver their Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Senior Discount Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Senior Discount Notes" in the Prospectus.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     List below the Senior Discount Notes of which you are a holder. If the space provided below is inadequate, list the certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Letter of Transmittal. See Instruction 3.

                    ALL TENDERING HOLDERS COMPLETE THIS BOX:

--------------------------------------------------------------------------------

                                    DESCRIPTION OF SENIOR DISCOUNT NOTES TENDERED
------------------------------------------------------------------------------------------------------------------
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER
                (FILL IN, IF BLANK)                                  SENIOR DISCOUNT NOTES TENDERED
------------------------------------------------------------------------------------------------------------------
                                                        CERTIFICATE
                                                         NUMBER(S)*         PRINCIPAL AMOUNT      PRINCIPAL AMOUNT
                                                     (ATTACH ADDITIONAL    (ATTACH ADDITIONAL    TENDERED (IF LESS
                                                     LIST IF NECESSARY)    LIST IF NECESSARY)       THAN ALL)**
                                                   ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------
              TOTAL SHARES TENDERED:
   ------------------------------------------------------------------------------------------------------------------
  * Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.
 ** Need not be completed if tendering for exchange all Senior Discount Notes held. Senior Discount Notes may be tendered in whole or in part in integral multiples of $1,000 principal amount at maturity. All Senior Discount
    Notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

--------------------------------------------------------------------------------

  (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY. SEE INSTRUCTION 1)

[ ] CHECK HERE IF TENDERED SENIOR DISCOUNT NOTES ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:

     DTC Account Number:

     Transaction Code Number:

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED SENIOR DISCOUNT NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

   Name(s) of Registered Holder(s):

   Window Ticket Number (if any):

   Date of Notice of Guaranteed Delivery:

   Institution Which Guaranteed Delivery:

   If Guaranteed Delivery is to be made by book-entry transfer:

     Name of Tendering Institution:

     DTC Account Number:

     Transaction Code Number:

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED SENIOR DISCOUNT NOTES FOR
    YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name:

   Address:

   Telephone Number and Contact Person:

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to KNOLOGY Holdings, Inc., a Delaware corporation (the "Company"), the above described principal amount of the Company's 11 7/8% Senior Discount Notes due October 15, 2007 (the "Senior Discount Notes") in exchange for a like principal amount of the Company's
11 7/8% Senior Discount Notes due October 15, 2007 (the "Exchange Notes") which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated
              , 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of the Senior Discount Notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Senior Discount Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer and as Trustee under the Indenture for the Senior Discount Notes and the Exchange Notes) with respect to the tendered Senior Discount Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to: (i) deliver such Senior Discount Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Senior Discount Notes; (ii) present Certificates for such Senior Discount Notes for transfer, and to transfer such Senior Discount Notes on the account books maintained by DTC; and
(iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Senior Discount Notes, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE SENIOR DISCOUNT NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE SENIOR DISCOUNT NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, SALE, ASSIGNMENT AND TRANSFER OF THE SENIOR DISCOUNT NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered holder(s) of the Senior Discount Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Senior Discount Notes. The Certificate number(s) and the Senior Discount Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Senior Discount Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Senior Discount Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Senior Discount Notes will be returned (or, in the case of Senior Discount Notes tendered by book-entry transfer, such Senior Discount Notes will be credited to an account maintained at DTC), without expense to the tendering holder promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Senior Discount Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering Senior Discount Notes" in the Prospectus and in the instructions herein will, upon the Company's acceptance for exchange of such tendered

Senior Discount Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Senior Discount Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Senior Discount Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Senior Discount Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Senior Discount Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING SENIOR DISCOUNT NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT: (i) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY (WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT), OR IF THE UNDERSIGNED IS AN AFFILIATE, THE UNDERSIGNED WILL COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT TO THE EXTENT APPLICABLE; (ii) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS; AND (iii) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER. IF THE UNDERSIGNED IS NOT A BROKER-DEALER, BY TENDERING SENIOR DISCOUNT NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED REPRESENTS AND AGREES THAT IT IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION OF EXCHANGE NOTES. IF THE UNDERSIGNED IS A BROKER-DEALER, BY TENDERING SENIOR DISCOUNT NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED REPRESENTS AND AGREES THAT SUCH SENIOR DISCOUNT NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT). THE COMPANY HAS AGREED THAT, FOR A PERIOD NOT TO EXCEED 180 DAYS AFTER THE EXPIRATION DATE, IT WILL FURNISH ADDITIONAL COPIES OF THE PROSPECTUS, AS AMENDED OR SUPPLEMENTED, TO ANY PARTICIPATING BROKER-DEALER THAT REASONABLY REQUESTS SUCH DOCUMENTS IN CONNECTION WITH ANY SUCH RESALE.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus and in the Instructions contained in this Letter of Transmittal, this tender is irrevocable.

PLEASE SIGN HERE                                 PLEASE SIGN HERE

--------------------------------------------     --------------------------------------------
  Authorized Signature                           Authorized Signature

Name:                                            Name:
--------------------------------------------     --------------------------------------------

Title:                                           Title:
--------------------------------------------     --------------------------------------------

Address:                                         Address:
-------------------------------------------      -------------------------------------------
--------------------------------------------     --------------------------------------------

Telephone Number:                                Telephone Number:
  -------------------------------                -------------------------------

Dated:                                           Dated:
--------------------------------------------     --------------------------------------------

--------------------------------------------     --------------------------------------------
Taxpayer Identification or Social Security       Taxpayer Identification or Social Security
Number                                           Number

     (NOTE: Signature(s) must be guaranteed if required by Instructions 2 and 5. This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on Certificate(s) for the Senior Discount Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith, including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Senior Discount Notes to comply with the restrictions on transfer applicable to the Senior Discount Notes. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instructions 2 and 5. Please complete substitute Form W-9 below.)

--------------------------------------------------------------------------------
GUARANTEE OF SIGNATURE(S)
(IF REQUIRED -- SEE INSTRUCTIONS 2 AND 5)
    Signature(s) Guaranteed by an
    Eligible Institution:                         Date:
    AUTHORIZED SIGNATURE
    Name of Eligible Institution
    Guaranteeing Signature:                       Address:
    Capacity (full title):
    Telephone Number:
------------------------------------------------------------------------------------------------

------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 2, 5 AND 6)

   To be completed ONLY if the Exchange Notes or any Senior Discount Notes that are not tendered are to be issued in the name of someone other than the registered holder(s) of the Senior Discount Notes whose name(s) appear(s) above.

 Issue:
 [ ] Senior Discount Notes not tendered, to:

 [ ] Exchange Notes, to:

 Name(s)

 Address

 -----------------------------------------------------

 Telephone Number:

 -----------------------------------------------------

                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
======================================================
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 2, 5 AND 6)

   To be completed ONLY if the Exchange Notes or any Senior Discount Notes that are not tendered are to be sent to someone other than the registered holder(s) of the Senior Discount Notes whose name(s) appear(s) above, or to such registered holder at an address other than that shown above.

 Mail:
 [ ] Senior Discount Notes not tendered, to:

 [ ] Exchange Notes, to:

 Name(s)

 Address

 -----------------------------------------------------

 Telephone Number:

 -----------------------------------------------------

                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

-
------------------------------------------------------                         -

                                  INSTRUCTIONS

        (FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER)

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Senior Discount Notes" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Senior Discount Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of Senior Discount Notes into the Exchange Agent's account at DTC. Senior Discount Notes may be tendered in whole or in part in integral multiples of $1,000 principal amount at maturity.

     Holders who wish to tender their Senior Discount Notes and: (i) whose Certificates for such Senior Discount Notes are not immediately available; (ii) who cannot deliver their Certificates, this Letter of Transmittal and all other required documents to the Exchange Agent prior to the Expiration Date; or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Senior Discount Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Senior Discount Notes" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below);
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the Exchange Agent prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered Senior Discount Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Procedures for Tendering Senior Discount Notes" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For Senior Discount Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

     THE METHOD OF DELIVERY OF SENIOR DISCOUNT NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER. AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY AND PROPER INSURANCE SHOULD BE OBTAINED. NO LETTER OF TRANSMITTAL OR SENIOR DISCOUNT NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDERS.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if: (i) this Letter of Transmittal is signed by the registered holder (which shall include any participant in DTC whose name appears on a security position listing as the owner of the Senior Discount Notes) of Senior Discount Notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or (ii) such Senior Discount Notes are tendered for the account of a firm that is an Eligible Institution. In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Senior Discount Notes Tendered" is inadequate, the Certificate number(s) and/or the principal amount of Senior Discount Notes and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Senior Discount Notes will be accepted only in integral multiples of $1,000 principal amount at maturity. If less than all the Senior Discount Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Senior Discount Notes which are to be tendered in the box entitled "Principal Amount Tendered (if less than all)." In such case, new Certificate(s) for the remainder of the Senior Discount Notes that were evidenced by the old Certificate(s) will be sent to the tendering holder, unless the appropriate boxes on this Letter of Transmittal are completed, promptly after the Expiration Date. All Senior Discount Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Senior Discount Notes may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective, a written, telegraphic or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Senior Discount Notes to be withdrawn, the aggregate principal amount of Senior Discount Notes to be withdrawn, and (if Certificates for such Senior Discount Notes have been tendered) the name of the registered holder of the Senior Discount Notes as set forth on the Certificate(s), if different from that of the person who tendered such Senior Discount Notes. If Certificates for Senior Discount Notes have been delivered or otherwise identified to the Exchange Agent, the notice of withdrawal must specify the serial numbers on the particular Certificates for the Senior Discount Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Senior Discount Notes tendered for the account of an Eligible Institution. If Senior Discount Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Senior Discount Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Senior Discount Notes and must otherwise comply with the procedures of DTC. Withdrawals of tenders of Senior Discount Notes may not be rescinded. Senior Discount Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Senior Discount Notes."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. Neither the Company, any affiliates of the Company, the Exchange Agent or any other person shall be under any duty to give any notification of any detects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Senior Discount Notes which have been tendered but which are withdrawn will be returned to the holder thereof promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Senior Discount Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) or on a security position listing, without alteration. enlargement or any change whatsoever.

     If any of the Senior Discount Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Senior Discount Notes are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are names in which Certificates are registered.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Senior Discount Notes listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate bond power(s), signed exactly as the name(s) of the registered owner appear(s) on the Certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Senior Discount Notes may require in accordance with the restrictions on transfer applicable to the Senior Discount Notes. Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes or Certificates for Senior Discount Notes not exchanged are to be issued in the name of a person other than the signer of this Letter of Transmittal, or are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. Holders tendering Senior Discount Notes by book-entry transfer may request that Senior Discount Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, Senior Discount Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC.

     7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Senior Discount Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance for exchange of which may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer" or any defect or irregularity in any tender of Senior Discount Notes of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Senior Discount Notes will be deemed to have been validly made until all defects or irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates of the Company, the Exchange Agent, or any other person shall be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth above. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Senior Discount Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the

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

Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Senior Discount Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Senior Discount Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Senior Discount Notes. If the Senior Discount Notes are registered in more than one name or are not in the name of the actual owner, consult the Instructions to Form W-9 (Request for Identification Number and Certification) for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the Instructions to Form W-9 (Request for Identification Number and Certification) for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. MUTILATED, LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate representing Senior Discount Notes has been mutilated, lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen Certificates have been followed.

     11. SECURITY TRANSFER TAXES. Holders who tender their Senior Discount Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that if Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Senior Discount Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Senior Discount Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such transfer tax or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer tax will be billed directly to such tendering holder.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES REPRESENTING TENDERED SENIOR DISCOUNT NOTES OR A BOOK ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

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

               TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS:
                              (SEE INSTRUCTION 9)

             PAYER'S NAME: UNITED STATES TRUST COMPANY OF NEW YORK

--------------------------------------------------------------------------------

                                     PART 1 -- PLEASE PROVIDE YOUR TIN ON THE LINE AT RIGHT       SOCIAL SECURITY NUMBER OR
  SUBSTITUTE                         AND CERTIFY BY SIGNING AND DATING BELOW.                   EMPLOYER IDENTIFICATION NUMBER
                                                                                                ------------------------------
                                   ---------------------------------------------------------------------------------------------
                                     PART 2 -- Certification -- Under penalties of perjury, I certify that:
                                     (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);
                                     (2) I am not subject to backup withholding either because: (a) I am exempt from backup
  FORM W-9                               withholding; (b) I have not been notified by the Internal Revenue Service ("IRS") that
  DEPARTMENT OF THE TREASURY             I am subject to backup withholding as a result of a failure to report all interest or
  INTERNAL REVENUE SERVICE               dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and
  PAYER'S REQUEST FOR                (3) Any other information provided on this form is true and correct.
  TAXPAYER'S IDENTIFICATION
  NUMBER (TIN)                       CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
                                   ---------------------------------------------------------------------------------------------

                                   SIGNATURE                                                  PART 3 --
                                                                                              Awaiting TIN  [ ]
                                   DATE
                                   ---------------------------------------------------------------------------------------------
                                     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN
                                     BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE
                                     REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                                     SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
                                   ---------------------------------------------------------------------------------------------
                                     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                                     CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9
                                     CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
                                     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social
                                     Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal
                                     Revenue Service until I provide a taxpayer identification number.

                                   SIGNATURE:                                                 DATE:

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